RESTATED ARTICLES OF INCORPORATION,
                               WITH AMENDMENTS, OF

                             TAURUS PETROLEUM, INC.

     FIRST: Pursuant to Section 7-2-112 of the Colorado Revised Statutes, Taurus Petroleum, Inc., originally incorporated under the name Taurus Oil Corporation, whose Articles of Incorporation were originally filed with the Secretary of State of Colorado on April 26, 1977 and amended on May 27, 1977, June 26, 1980, December 21, 1982 and November 19, 1984, adopts the following Restated Articles
                       -----------
of Incorporation, with Amendments, which shall supersede the original Articles of Incorporation and all amendments thereto:

                                    ARTICLE I

                                      NAME

                    The corporate name of our corporation is:

                             TAURUS PETROLEUM, INC.

                                   ARTICLE II

                               NATURE OF BUSINESS

     The nature of the business of the corporation and the objects and purposes to be transacted and promoted or carried on by it are as follows:

     1. To engage in the oil and gas business including but not limited to the leasing of mineral interests, exploration, drilling, producing, marketing, selling, gathering, processing, distributing, or otherwise dealing in and with petroleum, minerals, natural gas, hydrocarbons, oil shale, metals, and any other valuable substances of every kind and to establish and maintain a drilling business with authority to own and operate drilling rigs, machinery, tools, equipment, and any other item or apparatus necessary to or incident to the boring or sinking of wells for production of oil, gas, and such other minerals and for mining or otherwise extracting any valuable substance from the earth; to acquire by purchase or lease interest or in any other legal manner such lands, rights-of-way, easements or other property and rights as may be necessary, useful or proper in the conduct of said business; and generally to do all other and further acts and to own, acquire, hold, use, mortgage and dispose of real and personal property as may be necessary or convenient in pursuit of the foregoing.

     2. To engage in the production, development, exploration, sale, purchase or distribution of energy in any form whatsoever.

     3. To make, manufacture, alter, repair, buy, sell, distribute and deal in minerals, metals, goods, wares and merchandise of every kind in any and all materials or articles required for or useful in connection with the carrying on of business of the corporation.

     4. To carry on any other lawful business whatsoever which may seem to the corporation capable of being carried on in connection with the above or calculated directly or indirectly to promote the interest of the corporation or to enhance the value of its properties; and to have, enjoy and exercise all the rights, purposes and privileges which are now or which may hereafter be conferred upon corporations organized under the present laws of the State of Colorado or as such laws may be amended to grant any further rights, purposes and privileges.

                                   ARTICLE III

                                TERM OF EXISTENCE

     The  term  of  existence  of  this  corporation  shall  be  perpetual.

                                   ARTICLE IV

                                     POWERS

     In furtherance of the foregoing purposes and in furtherance of the conduct of all of its business and affairs, the corporation shall have and may exercise all the rights, powers and privileges now or hereafter conferred upon corporations organized under the laws of the State of Colorado and all other rights, powers and privileges of any kind whatever.

                                ARTICLE V CAPITAL

     The aggregate number of shares which this corporation shall have authority to issue is thirty million (30,000,000) shares with no par value which shall be designated as common stock. No share shall be issued until it has been paid for, and it shall thereafter be nonassessable.

                                   ARTICLE VI

                                  SHAREHOLDERS

     Meetings of shareholders may be held at such time and place as the Bylaws shall provide. One-third of the shares entitled to vote or such greater percentages as provided in the Bylaws, represented in person or by proxy, shall constitute a quorum at any meeting of the shareholders.

                               ARTICLE VII VOTING

     Cumulative voting shall not be allowed in voting shares of the capital stock of the corporation.

                                  ARTICLE VIII

          RIGHTS OF DIRECTORS AND OFFICERS TO CONTRACT WITH CORPORATION

     Any of the directors or officers of this corporation shall not, in the absence of actual fraud, be disqualified by his office from dealing or contracting with the corporation either as vendor, purchaser, or otherwise, nor shall any firm, association or corporation of which he shall be a member or in which he may be pecuniarily interested in any manner be disqualified. No director or officer nor any firm, association, or corporation with which he is connected as aforesaid shall be liable to account to this corporation or its stock-holders for any profit realized by him from or through any transaction or contract, it being the express purpose and intent of this article to permit this corporation to buy from, sell to, or otherwise deal with partnerships, firms or corporations of which the directors and officers of this corporation, or any one or more of them may be members, directors or officers, or in which they or any of them may have pecuniary interests; and the contracts of this corporation, in the absence of actual fraud, shall not be void or voidable or affected in any manner by reason of any such membership.

                                   ARTICLE IX

                                    DIRECTORS

     The management and control of the affairs of this corporation shall be vested in a Board of not less than three (3) nor more than nine (9) Directors, and the Board of Directors, as from time to time constituted, shall have the right to alter the size of the Board of Directors within the limits herein prescribed.

     The Board of Directors is expressly authorized to make, alter, amend and repeal such Bylaws of the corporation for the government and management of the affairs of said corporation as to them shall seem proper and necessary, and also to hold meetings beyond the limits of the State of Colorado.

     The Board of Directors, by majority vote of the whole Board, may sell, lease, exchange and/or convey all of the property and assets of the corporation, including its good will, for such consideration or considerations as its Board of Directors shall deem expedient and for the best interests of the corporation, and such consideration or considerations may consist in whole or in part of shares of stock in and/or other securities of any other corporation or corporations.

                                    ARTICLE X

                        CORPORATE OPPORTUNITIES DOCTRINE

     The officers, directors and other members of management of this corporation shall be subject to the doctrine of corporate opportunities only insofar as it applies to business opportunities in which this corporation has expressed an interest as determined from time to time by the corporation's Board of Directors as evidenced by resolutions appearing in the corporation's Minutes. When such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of the officers, directors and other members of management of this corporation shall be disclosed promptly to this corporation and made available to it. The Board of Directors may reject any business opportunity presented to it and thereafter any officer, director or other member of management may avail himself of such opportunity. Until such time as this corporation, through its Board of Directors, has designated an area of interest, the officers, directors and other members of management of this corporation shall be free to engage in such areas of interest on their own and this doctrine shall not limit the rights of any officer, director or any other member of management of this corporation to continue a business existing prior to the time that such area of interest is designated by this corporation. This provision shall not be construed to release any employee of corporation (other than an officer, director or member of management) from any duties which he may have to the corporation.

                                   ARTICLE XI

                                 INDEMNIFICATION

     (A) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director, officer, employee, fiduciary or agent of the corporation or of any Predecessor to this corporation or is or was serving at the request of the corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorney fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in the best interests of the corporation or of any Predecessor to this corporation, as the case may be, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in the best interests of the corporation or of any Predecessor to this corporation, as the case may be, and, with respect to any criminal action or proceeding, had reasonable cause to believe his conduct was unlawful.

     (B) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation or of any Predecessor to this corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, fiduciary or agent of the corporation or of any Predecessor to this corporation or is or was serving at the request of the corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in the best interests of the corporation or of any Predecessor to this corporation, as the case may be; but no indemnification shall be made in respect of any claim, issue, or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation or of any Predecessor to this corporation, as the case may be, unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

     (C) To the extent that a director, officer, employee, fiduciary or agent of the corporation or of any Predecessor to this corporation has been successful on the merits in defense of any action, suit, or proceeding referred to in (A) or (B) of this Article XI or in defense of any claim, issue, or matter therein, he or she shall be indemnified against expenses (including attorney fees) actually and reasonably incurred by him in connection therewith.

     (D) Any indemnification under (A) or (B) of this Article XI (unless ordered by a court) and as distinguished from (C) of this Article shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, fiduciary or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in (A) or (B) above. Such determination shall be made by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or, if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the shareholders.

     (E) Expenses (including attorney fees) incurred in defending a civil or criminal action, suit, or proceeding may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized in
(C) or (D) of this Article XI upon receipt of an undertaking by or on behalf of the director, officer, employee, fiduciary or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the corporation as authorized in this Article XI.

     (F) The indemnification provided by this Article XI shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, and any procedure provided for by any of the foregoing, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, fiduciary or agent and shall inure to the benefit of heirs, executors, and administrators of such a person.

     (G) The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the corporation or who is or was serving at the request of the corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under provisions of this Article XI.

     (H) The corporation shall indemnify any director, officer, employee, fiduciary or agent of the corporation or of any Predecessor to this corporation in any dispute arising prior to the adoption of this Article XI by the shareholders under the terms and conditions of the indemnification provisions set forth above.

     (I) For purposes of this Article XI, the term "Predecessor" shall mean Taurus Oil Corporation, Methane Gas Company, Inc., and any partnership, joint ventures or other entities in which Taurus Oil Corporation or Methane Gas Company, Inc. served as a general partner, joint venturer or owner of 10% or more of the ownership interests of such entity.

                                   ARTICLE XII

                                REGISTERED AGENT

The current registered agent and office is Gayle S. Higbee, 717 Seventeenth Street, Suite1310, Denver, Colorado 80202.

                                  ARTICLE XIII

                                PLACE OF BUSINESS

     The principal office and books of the company are kept at 717 Seventeenth Street, Suite 1310, Denver, Colorado 80202. This corporation is created for, but not limited to, the purpose of carrying on most of its business within the limits of this state. Any original stock ledger and books required to be kept by the Colorado Revised Statutes, as amended, shall be kept and maintained in the State of Colorado.

                                   ARTICLE XIV

                                PREEMPTIVE RIGHTS

     No holder of shares of the common stock of the corporation shall be entitled, as such, to any preemptive or preferential right to subscribe to any unissued or treasury stock of any class or to any other securities which the corporation may now or hereafter be authorized to issue. The Board of Directors of the corporation, however, in its discretion by resolution, may determine that any unissued or treasury stock or securities of the corporation shall be offered for subscription solely to the holders of the common stock, which the corporation may now or hereafter be authorized to issue, in such proportions based on stock ownership as said Board in its discretion may determine.

     The Board of Directors may cause the corporation to enter into agreements with other persons restricting the transfer of any shares whether by giving the corporation or any other person a "first right of refusal" to purchase the shares, and the Board of Directors may also restrict the transfer of shares by making them redeemable or by restricting the transfer of the stock under such terms and in such manner as the directors may deem necessary and as are not inconsistent with the laws of the State of Colorado. Any stock so restricted must carry a conspicuous legend noting the restriction and the place where such restriction may be found in the records of the corporation.

     The judgment of the Board of Directors as to the adequacy of any consideration received or to be received for any shares, options, or any other securities which the corporation at any time may be authorized to issue or sell or otherwise dispose of shall be conclusive in the absence of fraud, subject to the provisions of these Articles of Incorporation and any applicable law.

     In consideration of the issue by the corporation, and the purchase by the holders thereof, of shares of the capital stock of the corporation, each and every present and future holder of shares of the capital stock of the corporation shall be conclusively deemed, by acquiring or holding such shares, to have expressly consented to all and singular the terms and provisions of this
Article  XIV.

     These Restated Articles of Incorporation, with Amendments, correctly sets forth the provisions of the Articles of Incorporation, as amended, and have been duly adopted as required by law.

     SECOND:     The number of shares of the corporation outstanding at the time of such adoption was 16,239~465 and the number of shares entitled to vote thereon was 16t239t465

     THIRD:     The  designation  and number of outstanding shares of each class entitled  to  vote  thereon  as  a  class  were  as  follows:  None.

     FOURTH: The number of shares voted for the amendment to Article V was 9,928,770*; and the number of shares voted against such amendment was 132,146.
-----------                                                             --------
The number of shares voted for the amendment to Article XI was 9,928,770 and the
                                                               ---------
number of  shares  voted against such amendment was 132,146 The number of shares
                                                    -------
voted for the amendment to Article XIV was 9,928,770* ; and the number of shares
                                           ----------
voted  against  such  amendment  was  132,146
                                      -------

     FIFTH:     The number of shares of each class entitled to vote thereon as a class  voted  for  and  against  such  amendment,  respectively,  was:  None.

     SIXTH:     The  manner,  if  not  set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: No change.


     SEVENTH:     The  manner  in  which  such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, is as follows: No change.


                                         TAURUS  PETROLEUM,  INC.

                                         By:  /S/  J. Joe  Mena
                                         ----------------------------------
                                                   J. Joe  Mena,  President

                                         By:  /S/  Gayle S. Higbee
                                         ------------------------------------
                                                   Gayle S. Higbee, Secretary

*The United States Bankruptcy Act required no less than the affirmative vote of 66.67% of the total number of shares of Taurus Oil Corporation actually voted at a meeting of shareholders held for the purpose of voting for or against the adoption of the Restated Articles of Incorporation.

The undersigned, J. Joe Mena, being first duly sworn, deposes and says that he has executed the foregoing Restated Articles of Incorporation, with Amendments, on and in behalf of the corporation and that he is the President of the corporation and is fully authorized to file such document.

                                         By:  /S/  J. Joe  Mena
                                         ----------------------------------
                                                   J. Joe  Mena,  President

STATE  OF                    )
                             )   ss.
CITY  &  COUNTY  OF          )


Before  me,  Kathryn  Canfield  a  notary  public in aforesaid County and State,
             -----------------
personally appeared J. Joe Mena and Gayle S. Rigbee, who acknowledged before me that they are President and Secretary, respectively, of Taurus Petroleum, Inc., a Colorado corporation, and that they signed the foregoing Restated Articles of Incorporation, with Amendments, as their free and voluntary act for the uses and purposes herein set forth, and that the facts contained therein are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 19th
                                                                            ----
day  of  November,  1984.
         --------

                         /s/  Kathryn  Canfield
                         ----------------------
                         Notary/Public


My  Commission  Expires:                 460  E.  Louisiana  Avenue
                                         --------------------------
June  17,  1985                          Denver,  CO  80210
---------------                          --------------------------
                                         Address
                                         --------------------------

                       RESTATED ARTICLES OF INCORPORATION,
                               WITH AMENDMENTS, OF

                             TAURUS PETROLEUM, INC.

     FIRST: Pursuant to Section 7-2-112 of the Colorado Revised Statutes, Taurus Petroleum, Inc., originally incorporated under the name Taurus Oil Corporation, whose Articles of Incorporation were originally filed with the Secretary of State of Colorado on April 26, 1977 and amended on May 27, 1977, June 26, 1980, December 21, 1982 and November 19, 1984, adopts the following Restated Articles
                       -----------
of Incorporation, with Amendments, which shall supersede the original Articles of Incorporation and all amendments thereto:

                                    ARTICLE I

                                      NAME

                    The corporate name of our corporation is:

                             TAURUS PETROLEUM, INC.

                                   ARTICLE II

                               NATURE OF BUSINESS

     The nature of the business of the corporation and the objects and purposes to be transacted and promoted or carried on by it are as follows:

     1. To engage in the oil and gas business including but not limited to the leasing of mineral interests, exploration, drilling, producing, marketing, selling, gathering, processing, distributing, or otherwise dealing in and with petroleum, minerals, natural gas, hydrocarbons, oil shale, metals, and any other valuable substances of every kind and to establish and maintain a drilling business with authority to own and operate drilling rigs, machinery, tools, equipment, and any other item or apparatus necessary to or incident to the boring or sinking of wells for production of oil, gas, and such other minerals and for mining or otherwise extracting any valuable substance from the earth; to acquire by purchase or lease interest or in any other legal manner such lands, rights-of-way, easements or other property and rights as may be necessary, useful or proper in the conduct of said business; and generally to do all other and further acts and to own, acquire, hold, use, mortgage and dispose of real and personal property as may be necessary or convenient in pursuit of the foregoing.

     2. To engage in the production, development, exploration, sale, purchase or distribution of energy in any form whatsoever.

     3. To make, manufacture, alter, repair, buy, sell, distribute and deal in minerals, metals, goods, wares and merchandise of every kind in any and all materials or articles required for or useful in connection with the carrying on of business of the corporation.

     4. To carry on any other lawful business whatsoever which may seem to the corporation capable of being carried on in connection with the above or calculated directly or indirectly to promote the interest of the corporation or to enhance the value of its properties; and to have, enjoy and exercise all the rights, purposes and privileges which are now or which may hereafter be conferred upon corporations organized under the present laws of the State of Colorado or as such laws may be amended to grant any further rights, purposes and privileges.

                                   ARTICLE III

                                TERM OF EXISTENCE

     The  term  of  existence  of  this  corporation  shall  be  perpetual.

                                   ARTICLE IV

                                     POWERS

     In furtherance of the foregoing purposes and in furtherance of the conduct of all of its business and affairs, the corporation shall have and may exercise all the rights, powers and privileges now or hereafter conferred upon corporations organized under the laws of the State of Colorado and all other rights, powers and privileges of any kind whatever.

                                ARTICLE V CAPITAL

     The aggregate number of shares which this corporation shall have authority to issue is thirty million (30,000,000) shares with no par value which shall be designated as common stock. No share shall be issued until it has been paid for, and it shall thereafter be nonassessable.

                                   ARTICLE VI

                                  SHAREHOLDERS

     Meetings of shareholders may be held at such time and place as the Bylaws shall provide. One-third of the shares entitled to vote or such greater percentages as provided in the Bylaws, represented in person or by proxy, shall constitute a quorum at any meeting of the shareholders.

                               ARTICLE VII VOTING

     Cumulative voting shall not be allowed in voting shares of the capital stock of the corporation.

                                  ARTICLE VIII

          RIGHTS OF DIRECTORS AND OFFICERS TO CONTRACT WITH CORPORATION

     Any of the directors or officers of this corporation shall not, in the absence of actual fraud, be disqualified by his office from dealing or contracting with the corporation either as vendor, purchaser, or otherwise, nor shall any firm, association or corporation of which he shall be a member or in which he may be pecuniarily interested in any manner be disqualified. No director or officer nor any firm, association, or corporation with which he is connected as aforesaid shall be liable to account to this corporation or its stock-holders for any profit realized by him from or through any transaction or contract, it being the express purpose and intent of this article to permit this corporation to buy from, sell to, or otherwise deal with partnerships, firms or corporations of which the directors and officers of this corporation, or any one or more of them may be members, directors or officers, or in which they or any of them may have pecuniary interests; and the contracts of this corporation, in the absence of actual fraud, shall not be void or voidable or affected in any manner by reason of any such membership.

                                   ARTICLE IX

                                    DIRECTORS

     The management and control of the affairs of this corporation shall be vested in a Board of not less than three (3) nor more than nine (9) Directors, and the Board of Directors, as from time to time constituted, shall have the right to alter the size of the Board of Directors within the limits herein prescribed.

     The Board of Directors is expressly authorized to make, alter, amend and repeal such Bylaws of the corporation for the government and management of the affairs of said corporation as to them shall seem proper and necessary, and also to hold meetings beyond the limits of the State of Colorado.

     The Board of Directors, by majority vote of the whole Board, may sell, lease, exchange and/or convey all of the property and assets of the corporation, including its good will, for such consideration or considerations as its Board of Directors shall deem expedient and for the best interests of the corporation, and such consideration or considerations may consist in whole or in part of shares of stock in and/or other securities of any other corporation or corporations.

                                    ARTICLE X

                        CORPORATE OPPORTUNITIES DOCTRINE

     The officers, directors and other members of management of this corporation shall be subject to the doctrine of corporate opportunities only insofar as it applies to business opportunities in which this corporation has expressed an interest as determined from time to time by the corporation's Board of Directors as evidenced by resolutions appearing in the corporation's Minutes. When such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of the officers, directors and other members of management of this corporation shall be disclosed promptly to this corporation and made available to it. The Board of Directors may reject any business opportunity presented to it and thereafter any officer, director or other member of management may avail himself of such opportunity. Until such time as this corporation, through its Board of Directors, has designated an area of interest, the officers, directors and other members of management of this corporation shall be free to engage in such areas of interest on their own and this doctrine shall not limit the rights of any officer, director or any other member of management of this corporation to continue a business existing prior to the time that such area of interest is designated by this corporation. This provision shall not be construed to release any employee of corporation (other than an officer, director or member of management) from any duties which he may have to the corporation.

                                   ARTICLE XI

                                 INDEMNIFICATION

     (A) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director, officer, employee, fiduciary or agent of the corporation or of any Predecessor to this corporation or is or was serving at the request of the corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorney fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in the best interests of the corporation or of any Predecessor to this corporation, as the case may be, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in the best interests of the corporation or of any Predecessor to this corporation, as the case may be, and, with respect to any criminal action or proceeding, had reasonable cause to believe his conduct was unlawful.

     (B) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation or of any Predecessor to this corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, fiduciary or agent of the corporation or of any Predecessor to this corporation or is or was serving at the request of the corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in the best interests of the corporation or of any Predecessor to this corporation, as the case may be; but no indemnification shall be made in respect of any claim, issue, or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation or of any Predecessor to this corporation, as the case may be, unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

     (C) To the extent that a director, officer, employee, fiduciary or agent of the corporation or of any Predecessor to this corporation has been successful on the merits in defense of any action, suit, or proceeding referred to in (A) or (B) of this Article XI or in defense of any claim, issue, or matter therein, he or she shall be indemnified against expenses (including attorney fees) actually and reasonably incurred by him in connection therewith.

     (D) Any indemnification under (A) or (B) of this Article XI (unless ordered by a court) and as distinguished from (C) of this Article shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, fiduciary or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in (A) or (B) above. Such determination shall be made by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or, if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the shareholders.

     (E) Expenses (including attorney fees) incurred in defending a civil or criminal action, suit, or proceeding may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized in
(C) or (D) of this Article XI upon receipt of an undertaking by or on behalf of the director, officer, employee, fiduciary or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the corporation as authorized in this Article XI.

     (F) The indemnification provided by this Article XI shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, and any procedure provided for by any of the foregoing, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, fiduciary or agent and shall inure to the benefit of heirs, executors, and administrators of such a person.

     (G) The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the corporation or who is or was serving at the request of the corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under provisions of this Article XI.

     (H) The corporation shall indemnify any director, officer, employee, fiduciary or agent of the corporation or of any Predecessor to this corporation in any dispute arising prior to the adoption of this Article XI by the shareholders under the terms and conditions of the indemnification provisions set forth above.

     (I) For purposes of this Article XI, the term "Predecessor" shall mean Taurus Oil Corporation, Methane Gas Company, Inc., and any partnership, joint ventures or other entities in which Taurus Oil Corporation or Methane Gas Company, Inc. served as a general partner, joint venturer or owner of 10% or more of the ownership interests of such entity.

                                   ARTICLE XII

                                REGISTERED AGENT

The current registered agent and office is Gayle S. Higbee, 717 Seventeenth Street, Suite1310, Denver, Colorado 80202.

                                  ARTICLE XIII

                                PLACE OF BUSINESS

     The principal office and books of the company are kept at 717 Seventeenth Street, Suite 1310, Denver, Colorado 80202. This corporation is created for, but not limited to, the purpose of carrying on most of its business within the limits of this state. Any original stock ledger and books required to be kept by the Colorado Revised Statutes, as amended, shall be kept and maintained in the State of Colorado.

                                   ARTICLE XIV

                                PREEMPTIVE RIGHTS

     No holder of shares of the common stock of the corporation shall be entitled, as such, to any preemptive or preferential right to subscribe to any unissued or treasury stock of any class or to any other securities which the corporation may now or hereafter be authorized to issue. The Board of Directors of the corporation, however, in its discretion by resolution, may determine that any unissued or treasury stock or securities of the corporation shall be offered for subscription solely to the holders of the common stock, which the corporation may now or hereafter be authorized to issue, in such proportions based on stock ownership as said Board in its discretion may determine.

     The Board of Directors may cause the corporation to enter into agreements with other persons restricting the transfer of any shares whether by giving the corporation or any other person a "first right of refusal" to purchase the shares, and the Board of Directors may also restrict the transfer of shares by making them redeemable or by restricting the transfer of the stock under such terms and in such manner as the directors may deem necessary and as are not inconsistent with the laws of the State of Colorado. Any stock so restricted must carry a conspicuous legend noting the restriction and the place where such restriction may be found in the records of the corporation.

     The judgment of the Board of Directors as to the adequacy of any consideration received or to be received for any shares, options, or any other securities which the corporation at any time may be authorized to issue or sell or otherwise dispose of shall be conclusive in the absence of fraud, subject to the provisions of these Articles of Incorporation and any applicable law.

     In consideration of the issue by the corporation, and the purchase by the holders thereof, of shares of the capital stock of the corporation, each and every present and future holder of shares of the capital stock of the corporation shall be conclusively deemed, by acquiring or holding such shares, to have expressly consented to all and singular the terms and provisions of this
Article  XIV.

     These Restated Articles of Incorporation, with Amendments, correctly sets forth the provisions of the Articles of Incorporation, as amended, and have been duly adopted as required by law.

     SECOND:     The number of shares of the corporation outstanding at the time of such adoption was 16,239~465 and the number of shares entitled to vote thereon was 16t239t465

     THIRD:     The  designation  and number of outstanding shares of each class entitled  to  vote  thereon  as  a  class  were  as  follows:  None.

     FOURTH: The number of shares voted for the amendment to Article V was 9,928,770*; and the number of shares voted against such amendment was 132,146.
-----------                                                             --------
The number of shares voted for the amendment to Article XI was 9,928,770 and the
                                                               ---------
number of  shares  voted against such amendment was 132,146 The number of shares
                                                    -------
voted for the amendment to Article XIV was 9,928,770* ; and the number of shares
                                           ----------
voted  against  such  amendment  was  132,146
                                      -------

     FIFTH:     The number of shares of each class entitled to vote thereon as a class  voted  for  and  against  such  amendment,  respectively,  was:  None.

     SIXTH:     The  manner,  if  not  set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: No change.


     SEVENTH:     The  manner  in  which  such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, is as follows: No change.


                                         TAURUS  PETROLEUM,  INC.

                                         By:  /S/  J. Joe  Mena
                                         ----------------------------------
                                                   J. Joe  Mena,  President

                                         By:  /S/  Gayle S. Higbee
                                         ------------------------------------
                                                   Gayle S. Higbee, Secretary

*The United States Bankruptcy Act required no less than the affirmative vote of 66.67% of the total number of shares of Taurus Oil Corporation actually voted at a meeting of shareholders held for the purpose of voting for or against the adoption of the Restated Articles of Incorporation.

The undersigned, J. Joe Mena, being first duly sworn, deposes and says that he has executed the foregoing Restated Articles of Incorporation, with Amendments, on and in behalf of the corporation and that he is the President of the corporation and is fully authorized to file such document.

                                         By:  /S/  J. Joe  Mena
                                         ----------------------------------
                                                   J. Joe  Mena,  President

STATE  OF                    )
                             )   ss.
CITY  &  COUNTY  OF          )


Before  me,  Kathryn  Canfield  a  notary  public in aforesaid County and State,
             -----------------
personally appeared J. Joe Mena and Gayle S. Rigbee, who acknowledged before me that they are President and Secretary, respectively, of Taurus Petroleum, Inc., a Colorado corporation, and that they signed the foregoing Restated Articles of Incorporation, with Amendments, as their free and voluntary act for the uses and purposes herein set forth, and that the facts contained therein are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 19th
                                                                            ----
day  of  November,  1984.
         --------

                         /s/  Kathryn  Canfield
                         ----------------------
                         Notary/Public


My  Commission  Expires:                 460  E.  Louisiana  Avenue
                                         --------------------------
June  17,  1985                          Denver,  CO  80210
---------------                          --------------------------
                                         Address
                                         --------------------------

                                                                   Exhibit 3.1.2

                                    MAIL TO:
                           Colorado Secretary of State
                              Corporations Officer
                            1560 Broadway, Suite 200
                             Denver, Colorado  80202
                                 (303) 866-2361

                              ARTICLES OF AMENDMENT
                                     to the
                            ARTICLES OF INCORPORATION




     Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following Articles of Amendments to its Articles of Incorporation.

     FIRST:  The  name  of  the  corporation is (note 1)  Taurus Petroleum, Inc.
                                                          ----------------------

     SECOND, The following amendment to the Articles of Incorporation was adopted on June 12, 1986, as prescribed by the Colorado Corporation Code, in the
           --------   ---
manner  marked  with  an  X  below:

     ____ Such amendment was adopted by the board of directors where no shares have been issued

      xx   Such amendment was adopted by a vote of the shareholders.  The number
     ----
of  shares  voted  for  the  amendment  was  sufficient  for  approval.




                                    ARTICLE V

                                     CAPITAL

     The aggregate number of shares which this corporation shall have authority to issue is thirty million (30,000,000) shares of common stock. par value $0.001 per share. No share shall be issued until It has been paid for. and it shall thereafter be nonassessable.















     THIRD: The manner, if not set forth in such amendment, in which any exchange, reclassification, cancellation of issued shares provided for in the amendment shall be effected, is as follows:

                                    No  change.


     FOURTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows: The stated capital of the company would now be the number of outstanding shares times $0.001 or $4,801 at the date of this filing. Stated capital at March 31, 1986, was $1,513,447. The difference between the stated capital under no par value at the data of this filing and the stated capital at a par value of $0.001 per share will be classified as additional paid-in capital.

                                           TAURUS  PETROLEUM,  INC.    (Note  1)
                                           -------------------------------------

                                           By:  /S/  J.  Joe  Mena
                                           -------------------------------------
                                                     J.  Joe  Mena

                                           and  /S/  Gayle  S.  Higbee (Note  2)
                                           -------------------------------------
                                                     Gayle  S.  Higbee

                                                                       (Note  3)
                                           -------------------------------------

     COMPUTER  UPDATE  COMPLETED
          HK

Note: 1. Esset corporate name of corporation adopting the Articles of Amendments. (If this is a change of name amendment the name before this amendment is filed)
      2.  Signature  and  titles  of  officers  signing  for  the  corporation.
      3.  Where  no  shares  have  been  issued,  signature  of  a  director.

                                                                   Exhibit 3.1.3

                                    MAIL TO:
                           Colorado Secretary of State
                              Corporations Officer
                            1560 Broadway, Suite 200
                             Denver, Colorado  80202
                                 (303) 866-2361

                              ARTICLES OF AMENDMENT
                                     to the
                            ARTICLES OF INCORPORATION




     Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following Articles of Amendments to its Articles of Incorporation.

     FIRST:  The  name  of  the  corporation is (note 1)  Taurus Petroleum, Inc.
                                                          ----------------------

     SECOND, The following amendment to the Articles of Incorporation was adopted on May 26, 1988, as prescribed by the Colorado Corporation Code, in the
            -------   ---
manner  marked  with  an  X  below:

     ___ Such amendment was adopted by the board of directors where no shares have been issued

      x   Such amendment was adopted  by a vote of the shareholders.  The number
     ---
          of shares  voted  for  the  amendment  was  sufficient  for  approval.



     The following two amendments to the Articles of Incorporation were adopted:

     Article V, CAPITAL, is deleted in its entirety and the following is inserted in lieu thereof:

                                    ARTICLE V

                                     CAPITAL

The aggregate number of shares which this corporation shall have authority to issue is two hundred million (200,000,000) shares $.00l par value which shall be designated as common stock. No share shall be issued until it has been paid for, and it shall thereafter be nonassessable.

     Paragraph (J) to Article XI, INDEMNIFICATION, has been added and shall read as follows:
ARTICLE  XI

     J) To the fullest extent permitted by the Colorado Corporation Code as the same exists or may hereafter be amended, a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

     THIRD: The manner, if not set forth in such amendment, in which any exchange, reclassification, cancellation of issued shares provided for in the amendment shall be effected, is as follows:

                                    No  change.


     FOURTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:

                                    No  change.

                                           TAURUS  PETROLEUM,  INC.    (Note  1)
                                           -------------------------------------

                                           By:  /S/  J.  Joe  Mena
                                           -------------------------------------
                                                     J.  Joe  Mena

                                           and  /S/  Gayle  S.  Higbee (Note  2)
                                           -------------------------------------
                                                     Gayle  S.  Higbee

                                                                       (Note  3)
                                           -------------------------------------


Note: 1. Esset corporate name of corporation adopting the Articles of Amendments. (If this is a change of name amendment the name before this amendment is filed)
      2.  Signature  and  titles  of  officers  signing  for  the  corporation.
      3.  Where  no  shares  have  been  issued,  signature  of  a  director.

                                                                   Exhibit 3.1.4


                           Mail to: Secretary of State
                              Corporations Section
                            1560 Broadway, Suite 200
                                Denver, CO 80202
                                 (303) 894-2251
                               Fax (303) 894-2242

MUST  BE  TYPED
FILING  FEE  $25.00
MUST  SUBMIT  TWO  COPIES

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION

Please  include  a  typed
self-addressed  envelope

Pursuant to the Provisions of the Colorado Business Corporation Act the undersigned corporation adopts the follow Articles of Amendment to its Articles of incorporation:

FIRST:  The  name  of  the  corporation  is  Taurus  Petroleum,  Inc.,
                                             -------------------------

SECOND: The following amendment to the Articles of Incorporation was adopted on November 24, 1997, as prescribed by the Colorado Business Corporation Act, in
-------------    ---
the  manner  marked  with  an  X  below:
--

____  No  shares  have been issued of Directors Elected-Action by Incorporators.

____  No  shares  have  been  issued  but Directors Elected-Action by Directors.

____ Such amendment was adopted by the board of directors where shares have been issued and shareholders action was not required.

 xx   Such  amendment  was  adopted by a vote of the shareholders. The number of
----
shares  voted  for  the  amendment  was  sufficient  for  approval.

                           See attached for amendments

THIRD:  If  changing  corporate  name, the new name of the corporation is Taurus
                                                                          ------
Entertainment  Companies, Inc.
------------------------------


FOURTH: The manner, if not set forth in such amendment, in which any exchange. reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: Not applicable

It these amendments are to have a delayed effective date, please list that date:
Not  applicable
---------------
            (Not to exceed ninety (90) days from the date of filing)

                                                Taurus  Petroleum,  Inc.
                                                ------------------------

                                      Signature ________________________________
                                      Title     ________________________________
                                                Stephen  E.  Fischer,  President

                                                                   Revised  7/95

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                            OF TAURUS PETROLEUM, INC.
                              CHANGING ITS NAME TO
                      TAURUS ENTERTAINMENT COMPANIES, INC.

pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:  The  name  of  the  corporation  is  Taurus  Petroleum,  Inc.

SECOND: The following amendments to the Articles of Incorporation were adopted on November 24, 1997, as prescribed by the Colorado Business Corporation Act, in the manner marked with an X below:

___  No  shares  have  been issued or Directors Elected-Action by Incorporators.

___  No  shares  have  been  issued  but  Directors Elected-Action by Directors.

___ Such amendment was adopted by the board of directors where shares have been issued and shareholder action was not required.

 X   Such  amendment  was  adopted by a vote of the shareholders.  The number of
---
shares

     voted  for  the  amendment  was  sufficient  for  approval.

     ARTICLE I -- shall  be  amended  to  read  as  follows:
     ------------------

                                    ARTICLE I

                                      NAME

          The  name  of the Corporation is Taurus Entertainment Companies, Inc."

     ARTICLE V -- CAPITAL shall  be  amended  to  read  as  follows:
     -------------------

                                    ARTICLE V

                                     CAPITAL

     (a) The aggregate number of shares of common stock which the corporation shall have authority to issue is twenty million (20,000,000) shares with $0.001 par value which shall be designated as common stock. No share of common stock shall be issued until it has been paid for and it shall thereafter be non-assessable."

     (b) The aggregate number of shares of preferred stock which the corporation shall have authority to issue is ten million (10,000,000) shares of preferred stock with a par value of $0.0 1. No share of preferred stock shall be issued until it has been paid for and it shall thereafter be non-assessable

     (c) The Preferred Stock may be divided into and issued in one or more series. The preferences, limitations, and relative rights of the Preferred Stock may vary between series in any and all respects, but shall not vary within a series. The Board of Directors may establish one or more series of unissued shares of the Preferred Stock and fix and determine the preferences, limitations, and relative rights of any series to the fullest extent set forth herein and permitted by Colorado law, as now or hereafter in force. The Board of Directors may increase or decrease the r of shares within each such series; provided, however, that the Board of Directors may not number decrease the number of shares within a series below the number of shares within such series that issued. The preferences, limitations, and relative rights of any Preferred Stock to be issued is then shall be fixed by the Board of Directors adopting a resolution or resolutions to such effect and filing a statement with respect thereto as required by the Colorado law."

THIRD:  If  changing  corporate  name, the new name of the corporation is Taurus
                                                                          ------
Entertainment  Companies.  Inc.
-------------------------------

FOURTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: Not applicable.
                                        ----------------

If these amendments are to have a delayed effective date, please list that date:
Not  applicable.
----------------
            (Not to exceed ninety (90) days from the date of filing)

                              Taurus Petroleum, Inc., changing its name to Taurus Entertainment Companies, Inc.


                              Signature ________________________________
                                        Stephen  E.  Fischer
                              Title     President

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